UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2026
General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way,	Evendale,	OH		45215
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (513) 243-2000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) General Electric Company, operating as GE Aerospace (the "Company"), held its annual shareholders meeting on May 5, 2026 (the "Annual Meeting").

(b) At the Annual Meeting, shareholders elected all of the Company's nominees for director; approved the advisory vote on the Company's named executives' compensation ("Say on Pay"); approved the Amendment and Restatement of the 2022 Long-Term Incentive Plan ("Amended LTIP"); approved the GE Aerospace Global Employee Stock Purchase Plan ("ESPP"); and ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for 2026 ("Auditor Ratification"). Shareholders did not approve the shareholder proposal requesting a report on defense-related products.

Election of Directors

		For	Against	Abstain	Broker Non-Votes
1.	Sébastien Bazin	764,954,244	19,029,987	1,020,512	107,761,682
2.	Margaret Billson	771,414,168	11,812,237	1,778,338	107,761,682
3.	Wesley Bush	782,039,980	1,994,719	970,044	107,761,682
4.	H. Lawrence Culp, Jr.	758,310,993	25,814,583	879,167	107,761,682
5.	Thomas Enders	779,458,155	4,548,285	998,303	107,761,682
6.	Isabella Goren	781,480,869	2,593,640	930,234	107,761,682
7.	Thomas Horton	751,346,247	32,645,104	1,013,392	107,761,682
8.	Catherine Lesjak	778,432,780	5,626,182	945,781	107,761,682
9.	Darren McDew	770,667,642	12,484,116	1,852,985	107,761,682

Management Proposals

		For	Against	Abstain	Broker Non-Votes
1.	Say on Pay	753,387,208	27,686,972	3,930,563	107,761,682
2.	Amended LTIP	769,512,170	12,726,666	2,765,907	107,761,682
3.	ESPP	781,362,261	2,240,137	1,402,345	107,761,682
4.	Auditor Ratification	890,062,125	1,546,602	1,157,698	0

Shareholder Proposal

		For	Against	Abstain	Broker Non-Votes
1.	Requesting Report on Defense-Related Products	64,780,529	712,594,807	7,629,407	107,761,682

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, shareholders approved the Amended LTIP to decrease the number of shares reserved for issuance to 50 million (plus shares subject to outstanding awards thereunder) and extend the term to May 5, 2036. The material terms of the Amended LTIP are summarized on pages 56 through 59 of the Company's proxy statement filed with the Securities and Exchange Commission on March 12, 2026 ("Proxy Statement"), which description is qualified in its entirety by reference to the actual terms of the Amended LTIP set forth in Appendix A to the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 7, 2026	/s/ Brandon Smith
Brandon Smith Vice President, Chief Corporate, Securities & Finance Counsel

3